Exhibit 10.22

RESIGNATION, WAIVER, CONSENT, APPOINTMENT
AND AMENDMENT AGREEMENT

This Resignation, Waiver, Consent, Appointment and Amendment Agreement (this “Agreement”) is entered into as of December 22, 2009, by and among Lehman Commercial Paper Inc. (“Lehman”), a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (defined below) acting through one or more of its branches as the Administrative Agent and Swing Line Lender, (in such capacities, the “Existing Agent”) under the Credit Agreement (as defined below), Bank of America, N.A., the Lenders party hereto, United Components, Inc. (the “Borrower”) and each of the Guarantors signatory hereto.  Defined terms in the Credit Agreement have the same meanings where used herein, unless otherwise defined.

RECITALS

WHEREAS, the Borrower, certain financial institutions and other entities party thereto from time to time as lenders (the “Lenders”), the Existing Agent, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as joint advisors, joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, and ABN Amro Bank N.V., Bank of America, N.A., and General Electric Capital Corporation, as co-documentation agents, have entered into that certain Amended and Restated Credit Agreement dated as of May 25, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, On October 5, 2008, the Existing Agent commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and on such date, pursuant to section 362(a) of the Bankruptcy Code, an automatic stay went into effect that prohibits actions to interfere with, or obtain possession or control of, the Existing Agent’s property or to collect or recover from the Existing Agent any debts or claims that arose before such date;

WHEREAS, the Existing Agent desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower and the Required Lenders desire to ratify the appointment of Bank of America, N.A. as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents and the Successor Agent wishes to accept such appointment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.  Agency Resignation, Waiver, Consent and Appointment.

(a)  As of the Effective Date (as defined below), (i) the Existing Agent hereby resigns as the Administrative Agent as provided under Section 9.9 (Successor Administrative Agent) of the Credit Agreement and shall have no further obligations under the Loan Documents in such capacities; (ii) the Required Lenders hereby appoint Bank of America, N.A. as successor Administrative Agent under the Credit Agreement and the other Loan Documents; (iii) the Borrower and Required Lenders hereby waive any notice requirement provided for under the Loan Documents in respect of such resignation or appointment; (iv) the Borrower and Required Lenders hereby consent to the appointment of the Successor Agent; (v) Bank of America, N.A. hereby accepts its appointment as Successor Agent; (vi) the Successor Agent shall bear no responsibility for any actions taken or omitted to be taken by the Existing Agent while it served as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents and (vii) each of the Existing Agent and each Loan Party authorizes the Successor Agent to file any Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code Financing Statements, mortgages, and other filings in respect of the Collateral as the Successor Agent deems necessary or desirable to evidence the Successor Agent's succession as Administrative Agent under the Credit Agreement and the other Loan Documents and each party hereto agrees to execute any documentation reasonably necessary to evidence such succession; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this clause (vii).  For the avoidance of doubt, under no circumstances does the Successor Agent assume, nor shall the Successor Agent be deemed to assume or be responsible for (i) any obligations of the Administrative Agent under or pursuant to any Loan Document arising prior to the Effective Date or (ii) any claim of any nature arising at any time or from time to time against Lehman as Administrative Agent or Swing Line Lender or in any other capacity under or with respect to any Loan Documents or this Agreement or the transactions contemplated thereby or hereby.

(b)  The parties hereto hereby confirm that the Successor Agent succeeds to the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent under each of the Loan Documents, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent under the Credit Agreement or the other Loan Documents, in each case, as of the Effective Date.

(c)  The parties hereto hereby confirm that, as of the Effective Date, all of the provisions of the Credit Agreement, including, without limitation, Section 9 (The Agents), and Section 10.5 (Payment of Expenses) to the extent they pertain to the Existing Agent, continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent and inure to the benefit of the Existing Agent.

(d)  The Existing Agent hereby assigns to the Successor Agent each of the Liens and security interests assigned to the Existing Agent under the Loan Documents and the Successor Agent hereby assumes all such Liens, for its benefit and for the benefit of the Secured Parties.

(e)  On and after the Effective Date, all possessory collateral held by the Existing Agent for the benefit of the Lenders shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit of the Lenders until such time as such possessory collateral has been delivered to the Successor Agent.  Notwithstanding anything herein to the contrary, each Loan Party agrees that all of such Liens granted by any Loan Party and existing on the Effective Date, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by each Loan Party.  Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided, that the parties hereto agree that the Existing Agent's role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Agent, the Required Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Section 9 (The Agents) while serving in such capacity).  The Successor Agent agrees to take possession of any possessory collateral delivered to the Successor Agent following the Effective Date upon tender thereof by the Existing Agent.

2.  Amendment. The Credit Agreement is, effective as of the Effective Date, hereby amended as follows:

(a)  Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)  The definition of “Administrative Agent” is hereby deleted in its entirety and replaced with the following:

“Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent for the Lenders under the Loan Documents, and its successors and assigns.

(ii)  The definition of “Base Rate” is hereby deleted in its entirety and replaced with the following:

“Base Rate”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%.  Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

(iii)  The definition of “Eurodollar Base Rate” is hereby deleted in its entirety and replaced with the following:

“Eurodollar Base Rate”:  the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the "Eurodollar Base Rate" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period

(iv)  The definition of “Lehman Entity” in Section 1.01 (Defined Terms) is hereby deleted in its entirety.

(v)  The following definitions are hereby added to Section 1.01 in appropriate alphabetical order:

“Agent Parties” shall have the meaning set forth in Section 10.21.

“Bank of America”:  Bank of America, N.A. and its successors.

“Borrower Materials” shall have the meaning set forth in Section 10.21.

“Platform” shall have the meaning set forth in Section 10.21.

“Prime Rate” means the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.”  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.

(b)  Section 9.9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

9.9  Successor Administrative Agent.  The Administrative Agent may at any time give written notice of its resignation to the Lenders and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower (such consent not to be unreasonably withheld or delayed and such consent not to be required if an Event of Default under Section 8(a) or 8(f) with respect to the Borrower shall have occurred and be continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders appoint a successor Administrative Agent meeting the qualifications set forth above with the consent of such successor and with the consent of the Borrower (such consent not to be unreasonably withheld or delayed and such consent not to be required if an Event of Default under Section 8(a) or 8(f) with respect to the Borrower shall have occurred and be continuing).  If the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment by the date that is 60 days after such notice of resignation, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent, if requested by the Lenders and the Borrower, shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed), (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section and (c) the retiring Administrative Agent shall reimburse the Borrower, as of the effective date of resignation, a pro rata portion of the annual agency fee previously paid by the Borrower to the Administrative Agent for the period during which the resignation becomes effective.  Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  After the retiring Administrative Agent's resignation hereunder and under the other Loan Documents, the provisions of this Section 9 and Section 10.5 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of each such Person and of such Person’s Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(c)  Section 10.2 of the Credit Agreement is hereby amended by deleting the address set forth next to the heading “The Administrative Agent:” and replacing it with the following:

For payments and Requests for Credit Extensions:

Bank of America, N.A.
Mail Code: NC1-001-04-39
One Independence Center
101 North Tryon Street
Charlotte, North Carolina 28255-0001
Attention:  Nilesh Patel (Electronic Mail: npatel@bankofamerica.com; Telecopy No.
(704) 719-8870)

For other notices:

Bank of America, N.A.
1455 Market Street, 5th Floor
Mail Code: CA5-701-05-19
San Francisco, California 94103
Attention: Liliana Claar (Electronic Mail: liliana.claar@bankofamerica.com; Telecopy No.
(415) 503-5003)

(d)  The first sentence of Section 10.6(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 10.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (treating multiple, simultaneous assignments by or to two or more Related Funds as a single assignment); provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment (it being agreed that the Administrative Agent will waive such processing and recordation fee in the case of any assignment by a Lender to an Affiliate or Related Fund of such Lender).

(e)  The following new Sections are hereby added to the end of Section 10 of the Credit Agreement:

10.20  No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Loan Parties acknowledges and agrees, and acknowledges its Affiliates' understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent are arm's-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, on the other hand, (ii) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each of the Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; b) (i) the Administrative Agent is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any of their respective Affiliates, or any other Person and (ii) the Administrative Agent has no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any of its Affiliates has any obligation to disclose any of such interests to the Loan Parties and their respective Affiliates.  To the fullest extent permitted by law, each of the Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.21  The Platform.  The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks or other similar electronic system (the “Platform”) and (b) certain of the Lenders (each a "Public Lender") may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons' securities.  The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States federal and state securities laws; (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated as "Public Side Information;" and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform that is not marked as "Public Side Information."  Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials "PUBLIC."

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Affiliates or the partners, directors, officers, employees, agents, trustees and advisors of the Administrative Agent or of its Affiliates (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower's or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

10.22  Electronic Execution of Assignments and Certain Other Documents.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(f)  Replacement Credit Agreement Schedules. Schedule 1.1, Schedule 4.6 and Schedule 4.18 of the Existing Credit Agreement are hereby amended in their entireties to read as set forth on Schedule 1.1, Schedule 4.6 and Schedule 4.19(b) attached as Exhibit A hereto, and the information contained therein is true, complete and accurate as of the date hereof.

(g)  Replacement Guarantee and Collateral Agreement Schedules. Schedules 1 through 6 of the Guarantee and Collateral Agreement are hereby amended in their entireties to read as set forth on Schedules 1 through 6 attached as Exhibit B hereto, and the information contained therein is true, complete and accurate as of the date hereof.

3.  Acknowledgment of Termination of Revolving Credit Facility.  The parties hereto acknowledge and agree that the Revolving Credit Termination Date has passed, the Revolving Credit Commitment has terminated, all Revolving Credit Loans have been repaid, all Letters of Credit issued pursuant to the Credit Agreement have been terminated and the Swing Line Commitment has terminated.  As a result of the foregoing, Lehman is no longer acting as the Swing Line Lender and Bank of America, N.A. does not assume pursuant to this Agreement the capacity of Swing Line Lender.  Neither Lehman nor Bank of America, N.A. is an Issuing Lender.

4.  Representations and Warranties.

(a)  Lehman hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement.

(b)  Successor Agent hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement.

(c)  The Borrower hereby represents and warrants that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement, (ii) no Default or Event of Default has occurred and is continuing, including, specifically, Section 6.5 (Maintenance of Property; Insurance), Section 6.10 (Additional Collateral, etc.), Section 6.11 (Further Assurances), and Section 6.12 (Collateral Covenants), or will exist immediately after giving effect to this Agreement, (iii) the representations and warranties set forth in Article 4 (Representations and Warranties) of the Credit Agreement and in the Guarantee and Collateral Agreement and other Loan Documents, including, specifically, Section 4.8 (Ownership of Property; Liens), Section 4.9 (Intellectual Property), 4.15 (Subsidiaries), Section 4.19 (Security Documents), and Section 4.21 (Senior Indebtedness) are true and correct on and as of the Effective Date with the same effect as though made on and as of the Closing Date (as defined in the Credit Agreement), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; (iv) Schedule 2 contains a complete list of all possessory Collateral and security filings related to the Collateral delivered to the Existing Agent and held by the Existing Agent as of the Effective Date; (v) the actions described in Schedule 3 hereto have been performed on or prior to the date hereof, and (vi) all security interests created in favor of the Existing Agent for the benefit of the secured parties under the Loan Documents are valid security interests in the Collateral, as security for the Obligations.

5.  Conditions Precedent to Effectiveness.  The obligations of the parties hereto set forth in Section 1 hereof shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied:

(a)  The Borrower, each other Loan Party, the Existing Agent, the Successor Agent and the Required Lenders shall have executed and delivered this Agreement;

(b)  The Existing Agent shall have received from the Borrower payment, free and clear of any recoupment or set-off, in immediately available funds of all amounts payable to it as the Existing Agent and as a Lender pursuant to the Loan Documents (including fees and expenses of counsel invoiced to the Borrower).

(c)  The Borrower shall have paid to Bank of America, N.A. all amounts due and payable under the letter agreement dated as of October 15, 2009 between the Borrower and Bank of America, N.A.;

(d)  The Loan Parties shall have executed and delivered, or caused to be executed and delivered, such instruments, certificates or documents, and shall have taken all such actions, as Bank of America shall have reasonably requested for the purpose of transferring from Lehman to Bank of America the rights of the Administrative Agent and the secured parties with respect to the Collateral under the Loan Documents;

(e)  The Successor Agent shall have received, and shall have confirmed in writing to Lehman that it has received, the items set forth on Schedule 2 hereto; and

(f)  The Successor Agent shall have confirmed in writing to Lehman that the Existing Agent has completed each of the tasks listed on Schedule 4 hereto.

6.  Release.  Each of the Loan Parties, Lehman and the Lenders hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, fixed or contingent, which any of them may have or claim to have against Bank of America (in its capacity as Successor Agent, a Lender, hedging counterparty, or any other capacity under the Loan Documents) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “BofA Released Parties”) to the extent arising (i) at any time prior to the Effective Date out of or in connection with the Loan Documents or (ii) out of any actions or inaction (x) by Lehman prior to the Effective Date (including resulting in any defect, insufficiency or failure to perfect in Collateral) or (y) by Bank of America at any time in reliance on information furnished to it on or prior to the Effective Date with respect to the Register, the Collateral or any other matter under the Loan Documents (collectively, the “BofA Claims”).  Each of the Loan Parties, Lehman and the Lenders further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any BofA Released Parties with respect to such BofA Claims.  Each of the BofA Released Parties shall be a third party beneficiary of this Agreement.  The foregoing waiver does not alter any contractual obligation under the Loan Documents of the BofA Released Parties existing immediately prior to the existence of this Agreement.

7.  Further Assurances.

(a)  Without limiting their obligations in any way under any of the Loan Documents, the Borrower reaffirms and acknowledges its obligations to the Successor Agent with respect to the Credit Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken shall be to the satisfaction of Successor Agent.

(b)  Each of the Borrower and the Existing Agent agrees that, following the Effective Date, it shall furnish, at the Borrower’s expense, additional releases, amendment or termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Agent in order to effect and evidence more fully the matters covered hereby.

(c)  The Borrower shall reimburse the Existing Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Agent in connection with any actions taken pursuant to this Agreement.

8.  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Existing Agent, the Lenders, the Secured Parties and the Borrower.

9.  Limitation. Each party hereto hereby agrees that this Agreement (i) does not impose on the Existing Agent affirmative obligations or indemnities not existing, as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to administrative expense claims, and (ii) is not  inconsistent with the terms of the Credit Agreement.

10.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

11.  Headings.  The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

12.  Interpretation.  This Agreement is a Loan Document for the purposes of the Credit Agreement.

13.  Confidentiality.  Schedule 1 and Schedule 2 to this Agreement are exclusively for the information of the parties hereto and the information therein may not be disclosed to any third party or circulated or referred to publicly without our prior written consent of Lehman.

14.  Confirmation of Guaranties.  By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees set forth in the Guarantee and Collateral Agreement and (y) constitute Obligations, and (ii) notwithstanding the effectiveness of the terms hereof, the Guarantee and Collateral Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

15.  APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

UNITED COMPONENTS, INC.,
as Borrower

By:	/s/ David Forbes
Name:	David Forbes
Title:	Vice President

UCI ACQUISITION HOLDINGS, INC.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Vice President

CHAMPION LABORATORIES, INC.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

UCI PENNSYLVANIA, INC. (f/k/a Neapco Inc.)

By:	/s/ David Forbes
Name:	David Forbes
Title:	Treasurer

WELLS MANUFACTURING, L.P.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

AIRTEX PRODUCTS, LP

By:	/s/ David Forbes
Name:	David Forbes
Title:	Treasurer

AIRTEX INDUSTRIES, LLC

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

FUEL FILTER TECHNOLOGIES, INC.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Treasurer

UCI-AIRTEX HOLDINGS, INC.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

UCI INVESTMENTS, L.L.C.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

UCI-WELLS HOLDINGS, L.L.C.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

WELLS MEXICO HOLDINGS CORP.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

ASC HOLDCO, INC.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

ASC INDUSTRIES, INC.

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

ASC INTERNATIONAL INCORPORATED

By:	/s/ David Forbes
Name:	David Forbes
Title:	Assistant Treasurer

LEHMAN COMMERCIAL PAPER, INC.,
as Existing Agent

By:	/s/ Francis J. Chang
	Name:	Francis J. Chang
	Title:	Authorized Signatory

LEHMAN COMMERCIAL PAPER, INC.,
as a Lender

By:	/s/ Francis J. Chang
	Name:	Francis J. Chang
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.,
as Successor Agent

By:	/s/ Liliana Claar
	Name:	Liliana Claar
	Title:	Vice President